Benefit Plans - Share Information for the ESOP (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Benefit Plans
Allocated shares at beginning of the year	384,404	398,104
Net shares distributed due to retirement/diversification	(6,534)	(13,700)
Total ESOP shares	377,870	384,404
Fair value of unearned shares at December 31st	$ 0	$ 0